Exhibit 23.2


                               ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 21, 1997 incorporated by reference in The Pioneer Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.


                                             /s/ Arthur Andersen LLP

                                             ARTHUR ANDERSEN LLP



Boston, Massachusetts
July 22, 1997